UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2006

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7700 France Avenue South, Suite 275

Edina, Minnesota 55435-5228

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 10, 2006, Universal Hospital Services, Inc. issued a press release announcing its participation in the JPMorgan Healthcare Conference on January 11, 2006, and the JPMorgan High Yield Conference during the week of February 6, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the conferences, held on January 11, 2006, and the week of February 6, 2006, to discuss Universal Hospital Services, Inc.’s overall business strategy and financial results through September 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release issued by Universal Hospital Services, Inc. on January 10, 2006

99.2	Slides presented during Universal Hospital Services, Inc.’s presentation at the JPMorgan Healthcare Conference held on January 11, 2006, and the JP Morgan High Yield Conference held the week of February 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2006	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Universal Hospital Services, Inc. on January 10, 2006

99.2	Slides presented during Universal Hospital Services, Inc.’s presentation at the JPMorgan Healthcare Conference held on January 11, 2006, and the JPMorgan High Yield Conference held the week of February 6, 2006

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